COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 10:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Legal proceedings and contingencies:

Claim by former South African distributor

In December 2007, the Company terminated its agency agreement with its former South African agent, World of Marble and Granite (“WOMAG”), on the basis that WOMAG had breached the agreement. In the same month, the Company filed a claim for NIS 1.0 million (approximately $257) in the Israeli District Court in Haifa based on such breach. WOMAG has contested jurisdiction of the Israeli District Court, but subsequent appellate courts have dismissed WOMAG’s claims. In January 2008, WOMAG filed suit in South Africa seeking Euro 15.7 million (approximately $17,060). In September 2013, the South African Court determined that since a proceeding on the same facts was pending before another court (lis alibis pendens), the South African Court will stay the matter until the conclusion of the Israeli action.

In December 2013, the magistrate’s court in Israel held that the Company was not entitled to terminate the agreement with WOMAG as it was not breached by WOMAG. In October 2015, WOMAG amended its claim, seeking a reduced amount of approximately Euro 7.1 million (approximately $7,727) and approximately South Africa RAND 43.7 million (approximately $2,808). In June 2016, WOMAG further amended its claim, seeking a reduced amount of Euro 6.2 million (approximately $6,520) and South Africa RAND 51.2 million (approximately $3,700) plus interest on any capital sum awarded. As the district court dismissed the Company’s appeal of the decision of the magistrate’s court, the Company has agreed with WOMAG to submit the matter to arbitration, for which hearings commenced in South Africa in September 2016. The arbitration is divided into two stages. Both stages relate to the quantum of damages payable to the Company; the first stage in respect of the merits and the second in respect of the quantum of claim if WOMAG succeeds with its disputed claim on the merits. At the conclusion of each stage, if any of the parties is not satisfied with the arbitrator’s decision, that party may lodge an appeal to a panel of three arbitrators to be appointed by the parties. During 2018, WOMAG once again amended its claim, seeking a reduced amount of approximately Euro 5.8 million (approximately $6,640) plus interest on any capital sum awarded.

In February 2019 the arbitrator has rendered an award on the merits (non-quantum), accepting the claims made by WOMAG and imposing on the Company also the legal costs of the arbitration.  The Company intends to appeal the award and expect that the appeal process will be concluded by the end of 2019.  Should it remain necessary to run the second phase of the arbitration on quantum, it is anticipated that this phase may only be finalized in 2020, with the possibility of an appeal in 2021.

Although the Company believes that it submitted vigorous defenses against WOMAG’s claims, the Company continues to monitor and estimate the possible loss deriving from this claim based on new information available from time to time and believes that it recorded an adequate reserve for this claim.

Bodily injury claims related to exposure to silica dust

Overview

The Company is subject to numerous claims mainly by fabricators, their employees or the National Insurance Institute ("NII"), alleging that fabricators contracted illnesses, including silicosis, through exposure to silica particles during cutting, polishing, sawing, grinding, breaking, crushing, drilling, sanding or sculpting Company's products.

Silicosis and other bodily Injury Claims

As of December 31, 2018, the Company is subject to 131 pending bodily injury claims (out of which 130 are individual claims including NII subrogation claims, and one claim with a motion to be recognized as a class action) that have been submitted in Israel since 2008 against the Company directly, or that have named the Company as third-party defendant by fabricators or their employees in Israel, by the injured's successors, by the NII or by others (see also table below). In addition five claims are pending in Spain and one pre-litigation notice  in Australia against the Company and other defendants.

As of December 31, 2018, the Company has 14 pending pre-litigation demand letters on behalf of certain fabricators in Israel.

Most of the claims in Israel do not specify a total amount of damages sought, as the plaintiff’s future damages are intended to be determined at trial.

Class action in Israel

In April 27, 2014, a lawsuit by a single plaintiff and a motion for the recognition of this lawsuit as a class action was filed against the Company in the Central District Court in Israel. The plaintiff alleges that, if the lawsuit is recognized as a class action, the claim against the Company is estimated to be NIS 216 million (approximately $56,180). In addition, the claim includes an unstated sum in compensation for special and general damages.

On January 4, 2018, the Company and the plaintiff submitted to the Israeli District Court a settlement agreement. If the settlement agreement is approved by the Court, the claim will be dismissed and the Company will make payments on a one time basis, without any admission of liability, in an aggregate amount of approximately NIS 9.0 million (approximately $2,400) to fund certain safety related expenses at fabrication facilities in Israel, as well as plaintiff’s compensation and legal expenses. As of December 31, 2018, the settlement agreement remains subject to the approval of the Court. The Israeli State Attorney General and other interested parties may notify the Court if they have any objection thereto. While the Court extended the period in which the Attorney General can submit its position, as of the date of this report the position has not been submitted yet. A Court hearing is scheduled in May 2019 and the Company expects to receive a ruling from the Court regarding the settlement agreement by the end of 2019.

In November 2015 and in May 2017, the Company entered into agreements with the State of Israel and with its main distributors in Israel, respectively, with the consent of its insurance carriers, under which agreed with the State and each of the main distributors to cooperate, subject to certain terms, with respect to the management of the individual claims that have been filed and claims that may be submitted during a certain time period (NII claims are excluded from the agreement with the State) and on the apportionments of the damages between the Company, the State, and the distributors, if found, in such claims. On March 5, 2018, the Company signed an extension to the previous agreement entered into with the State in November 2015.

The Company updated its provision in 2018 and 2017 to reflect the outstanding claims in the below table, and provided a provision for related NII unasserted claims, taking into consideration new claims filed, settlements reached and other new information available.

In order to reasonably estimate the losses for  bodily injury claims reflected in the table below, the Company performed a case-by-case analysis with its legal advisors of the relevant facts that were reasonably available to it, related to the claims filed, including, among other things, the specific known or estimated health condition of the claimants, their ages, salaries, related probable future subrogation claims from the NII, and other factors that might have an impact on the final outcome of such claims. The Company will continue to regularly monitor changes in facts for each  claim and will update its best estimate if required. Accordingly, the reserve for the bodily injury claims (including the above mentioned class action in Israel) as of December 31, 2018 and 2017 totaled to $33,930 and $32,958 respectively, of which $7,841 and $9,504 is reported in short term legal settlements and loss contingencies and $26,089 and $23,454 is reported in long-term liabilities. The Company cannot estimate the number of claimants that may file claims in the future or the nature of their claims in order to conclude probability or the range of loss. The Company currently does not expect to incur additional material losses with respect to the outstanding bodily injury claims, that might have a material impact on its financial position, results of operations and cash flows.

A summary of bodily injury claims activity follows:

	2018	2017	2016
Outstanding claims, January 1	105	87	70
New claims	54	34	31
Settled and dismissed claims	(28)	(16)	(14)
Outstanding claims, December 31 (*), (**)	131	105	87

(*)	Not including the legal proceedings in Australia and in Spain.
(**)	Representing 99 injured persons out of which 3 claims yet to be paid.

The Company maintains insurance for product liability claims, including for bodily injury claims related to exposure to silica dust. The Company has purchased insurance policies for the period from 2008 and to date from several insurance carriers that provide coverage for product liability losses, subject to certain terms and conditions, and the related defense costs up to a certain limit per case and per policy year.

The available limits of these policies as it relates to the claims reflected in the table above, exceed the recorded insurance receivable balance. Commencing April 2014, the Company’s Israeli insurance policies have significant per claim deductibles. Commencing April 2015, the first layer of insurance in Israel, of $5,000 was not renewed.  Since that time, the Company’s insurance covers claims in Israel in excess of $5,000 (commencing October 2017 in excess of $6,000) up to an amount of $35,000 per claim or per period. Those policies include a significant deductible per claim and cover only illnesses diagnosed after February 2010. However, with respect to the claim which was required to be recognized as a class action, Company's insurer at the time of the filing of such claim, has rejected coverage for this claim.

The Company records insurance receivables for the amounts that are covered by insurance. During 2018 and 2017, as in prior years, the Company's insurance carriers made payments to all settled product liability claims that were under the policies. The Company paid the deductible amounts for the settled claims per policy.

The Company’s subsidiaries have regional product liability insurance policies. In Australia there is a coverage of up to 50 million and in the U.S. and Canada, each has coverage of up to 20 million per claim or per year, each in its relevant local currency, subject to certain terms and limitations, with relatively low deductibles.

The collectability of the Company's insurance receivables is regularly evaluated and the amounts recorded are probable of collection. This conclusion is based on analysis of the terms of the underlying insurance policies, experience in successfully recovering individual product liability claims from Company's insurers, the insurance carrier was party to the agreement with the State of Israel and the financial ability of the insurance carriers to pay the claims and the relevant facts and applicable law.

As of December 31, 2018 and 2017, the insurance receivable totaled to $9,564 and $12,380 respectively, of which $4,129 and $3,878 is reported in the other accounts receivable and prepaid expenses and $5,435 and $8,502 is in other long-term receivables.

In 2018 and 2017, the legal settlements and loss contingencies expenses related to the bodily injury claims related to exposure to silica dust totaled to $6,996 and $9,552, respectively, which reflects the deductible amounts for claims covered by insurance policies, claims not covered and the impact of settlements.

Arbitration proceeding with Microgil Agricultural Cooperative Society Ltd.

In November 2011, Kfar Giladi and Microgil (the “claimants”), initiated arbitration proceedings against the Company that commenced in April 2012. The claimants filed a claim against the Company in arbitration for NIS 232.8 million ($60,500) for alleged damages and losses incurred by them in connection with a breach of Processing Agreement by the Company. In August 2012, the Company filed a claim against the claimants in arbitration for NIS 76.6 million ($19,900) for damages incurred by the Company in connection with claimants malfunctioning operations, breach of the agreement and the understanding between the parties regarding the agreement after it was terminated, inventory which was not returned to the Company and was unaccounted for and an unpaid loan, which was granted by the Company to the claimants, and the adverse impact on the valuation in our IPO caused by their actions.

On January 17, 2018, the arbitrator provided its judgment, pursuant to which the Company is required to pay the claimants approximately NIS 48.2 million (approximately $13,900), including damages, interest, linkage to the Israeli Consumer Price index and legal fees. The Company recorded this amount in 2017 as part of the legal settlements and loss contingencies, net line item in its Consolidated Statement of Income and paid such amount during March 2018.

Securities Class Action Claim

On August 25, 2015, a purported purchaser of Company’s ordinary shares filed a proposed class action in the United States District Court for the Southern District of New York asserting, among other things, that the Company and two of its officers violated Sections 10(b) and 20(a) of the Exchange Act, and Rule 10b–5 promulgated under the Exchange Act, by allegedly making false and misleading statements about the Company’s business. The complaint seeks an unspecified amount of damages on behalf of purchasers of Company’s securities between March 25, 2013 and August 18, 2015. On January 15, 2016, the plaintiff filed an amended complaint that asserted similar claims, but that seeks damages on behalf of purchasers of the Company’s securities between February 12, 2014 and August 18, 2015.

On February 26, 2016, the Company filed a motion to dismiss the amended complaint. Expenses incurred as a result of this claim will be covered under the Company’s directors and officers liability insurance policy, subject to deductible and to coverage terms and limits.  On January 30, 2017, the Company reached an agreement in principle with the lead plaintiffs to settle the litigation, to be paid by the Company’s insurance carrier into a settlement fund for distribution to the plaintiff class, subject to the completion of definitive documentation and approval of the court. In August 2017, the court approved the settlement agreement. The Company’s insurance carriers have agreed to pay the settlement amount and the related expenses. The Company recorded in its 2016 results, provision for such settlement amount and the related receivable in the same amount. During 2017 the settlement amount was paid by the Company’s insurer.

General

From time to time, the Company is involved in other legal proceedings and claims in the ordinary course of business related to a range of matters. While the outcome of these other claims cannot be predicted with certainty, the Company monitors and estimates the possible loss deriving from these claims based on new information available and based on its legal advisors, and believes that it recorded an adequate reserve for these claims in accordance with ASC 450.

b.	Operating lease commitments:

The land and certain of the Company's facilities and vehicles are leased under operating lease agreements. Future minimum lease commitments under non-cancellable operating leases for the specified periods ending after December 31, 2018 are as follows:

2019	$15,248
2020	12,412
2021	10,790
2022	9,251
2023	7,217
2024 and thereafter	41,511

Total	$96,429

Lease expenses for the years ended December 31, 2018, 2017 and 2016 were approximately $18,682, $16,200 and $13,479, respectively.

c.	Purchase obligation:

The Company's significant contractual obligations and commitments as of December 31, 2018 are for purchase obligations to certain suppliers and amounted to $28,829 for the fiscal year 2019.

d.	Pledges and guarantees:

1.
As of December 31, 2018, the Company had outstanding guarantees and letters of credit with various expiration dates in a principal amount of approximately $5,436 related to facilities, vehicle leases and other miscellaneous guarantees.

2.
Company's credit facilities provided by banks in Israel are secured with a “Negative floating pledge”, whereby the Company committed not to pledge or charge and not to undertake to pledge or charge its general floating assets.

3.	To secure the Company's liabilities to a bank in Canada, Caesarstone Canada Inc. has provided a security interest on certain of its inventory and other tangible and intangible assets.